Exhibit 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Meditech Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I , Kevin Halter, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/  Kevin Halter, Jr.
   --------------------------
          Kevin Halter, Jr.
          Chief Financial Officer
          (as of 02/28/05)

April 13, 2005